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                                                                    EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT, dated as of January 31, 2007 (this "Agreement"), is made among CASTLEWOOD HOLDINGS LIMITED, a Bermuda company (the "Company"), TRIDENT II, L.P., a Cayman Islands limited partnership, MARSH & McLENNAN CAPITAL PROFESSIONALS FUND, L.P., a Cayman Islands limited partnership ("CPF"), MARSH & McLENNAN EMPLOYEES' SECURITIES COMPANY, L.P., a Cayman Islands limited partnership (collectively, "Trident"), J. CHRISTOPHER FLOWERS ("JCF"), DOMINIC F. SILVESTER ("DS") and the other shareholders of the Company set forth on the Schedule of Shareholders attached hereto (collectively, together with Trident, JCF and DS, the "Shareholders").

      A. The Company is a party to a Merger Agreement, dated as of May 23, 2006, amended on November 21, 2006, with The Enstar Group, Inc., a Georgia corporation ("Enstar"), CWMS Subsidiary Corp., a Georgia corporation and a direct wholly-owned subsidiary of the Company ("Merger Sub") (as amended, supplemented or otherwise modified, the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Merger Sub with and into Enstar, with Enstar continuing as the surviving corporation, and the issuance by the Company of ordinary shares, par value $1.00 per share, of the Company (the "Ordinary Shares") to the shareholders of Enstar pursuant to the Merger, the closing of which (the "Closing") shall take place on the date hereof, concurrently with the execution of this Agreement.

      B. The Company and the Shareholders have entered into a Recapitalization Agreement, dated as of May 23, 2006 (as amended, supplemented or otherwise modified, the "Recapitalization Agreement"), which provides, among other things, for the exchange of the outstanding shares of the Company for newly created Ordinary Shares and non-voting convertible ordinary shares, par value $1.00 per share, of the Company (the "Non-Voting Convertible Ordinary Shares") at the Closing but immediately prior to the date and time the Merger becomes effective.

      C. The Company has agreed to provide the registration rights set forth in this Agreement.

      D. Capitalized terms used in this Agreement and set forth in Section 10 are used as defined in Section 10. Capitalized terms used in this Agreement without definition shall have the respective meanings assigned to them in the Merger Agreement.

      Now, therefore, the parties hereto agree as follows:

      1. Demand Registrations.

      (a) Requests for Registration. At any time following the one (1) year anniversary of the date hereof, each of Trident, JCF and DS (each, a "Requesting

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Holder") shall respectively be entitled to make requests in writing that the
Company effect the registration of all or any part of the Registrable Securities held by such Holder (a "Registration Request"). Trident shall be entitled to make three (3) such Registration Requests, JCF shall be entitled to make two (2) such Registration Requests, and DS shall be entitled to make two (2) such Registration Requests. Notwithstanding the foregoing, at one time following the date that is ninety (90) days after the date hereof and prior to the one (1) year anniversary of the date hereof, Trident may exercise one (1) of its Registration Requests; provided that such Registration Request shall not be for more than 750,000 Registrable Securities on the date of such request (after giving effect to any subsequent stock split, combination, recapitalization or similar transaction) (the "Initial Request"); provided, further, that Trident shall give the Company at least 30 days prior written notice of its intent to exercise the Initial Request. As promptly as reasonably practicable after its receipt of any Registration Request, other than the Initial Request, but in any event within seven (7) days of such request, the Company will give written notice of such request to all other Holders, and will use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered by the Holder in the Registration Request or by any other Holders by written notice to the Company given within ten (10) Business Days after the date the Company has given such Holders notice of the Registration Request; provided, that the Company will not be required to effect a registration pursuant to this Section 1(a) unless the aggregate number of shares proposed to be registered constitutes at least the lesser of (x) 25% of the total number of Registrable Securities held by the Requesting Holder on the date hereof (or 15% in the case of an Initial Request) or (y) 10% of the total number of Registrable Securities held by all Holders on the date hereof, or if the total number of Registrable Securities then outstanding is less than such amount, all of the Registrable Securities then outstanding. The Company will not be obligated to effect any registration pursuant to this Section 1(a) more than once in any nine (9) month period; provided that the request for a registration that immediately follows the registration pursuant to the Initial Request may be as soon as six (6) months following such earlier registration. Notwithstanding anything contained herein to the contrary, the Company will not include in the Initial Request any securities other than Registrable Securities owned by Trident without Trident's prior written consent. Except if expressly prohibited by applicable law, the Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1.

      (b) Limitation on Demand Registrations. A request for registration will not constitute the use of a Registration Request pursuant to Section 1(a) if (i) the Requesting Holder and the Required Holders determine in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration, (ii) the Registration Statement relating to such request is not declared effective within ninety (90) days of the date such registration statement is first filed with the SEC, (iii) prior to the sale of at least 90% of the Registrable Securities included in the registration relating to such request, such registration is adversely affected by any stop

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order, injunction or other order or requirement of the SEC or other governmental agency, quasi-governmental agent or self-regulatory body or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Holders of a majority of Registrable Securities included in such registration statement reasonable satisfaction within thirty (30) days of the date of such order, (iv) more than 20% of the Registrable Securities requested by the Requesting Holder to be included in the registration are not so included pursuant to Section 1(e); provided, that, notwithstanding the foregoing, the Requesting Holder shall nonetheless be permitted to include the number of Registrable Securities that the underwriter permits to be included in such registration, (v) the conditions to closing specified in any underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material breach thereunder by the Requesting Holder), or (vi) the Company did not provide Full Cooperation in the case of an underwritten offering. Notwithstanding the foregoing but except if expressly prohibited by applicable law, the Company will pay all Registration Expenses in connection with any request for registration pursuant to Section 1(a) regardless of the application of this provision.

      (c) Restrictions on Demand Registrations. The Company may postpone for a reasonable period of time, not to exceed ninety (90) days, the filing or the effectiveness of a Registration Statement for a Demand Registration if the Company furnishes to the Holders a certificate signed by the Chief Executive Officer of the Company stating that the Board of Directors of the Company has determined that such Demand Registration is reasonably likely to have a material adverse effect on any proposal or plan by the Company to engage in any acquisition of assets or any merger, amalgamation, consolidation, tender offer or similar transaction, or otherwise would have a material adverse effect on the business, assets, operations, prospects or financial condition of the Company; provided, that the Company may not effect such a postponement more than once in any 360-day period. If the Company so postpones the filing or the effectiveness of a Registration Statement, the Requesting Holder will be entitled to withdraw such request and, if such request is withdrawn, such registration request will not count as a Registration Request for the purposes of Section 1(a). Except if expressly prohibited by applicable law, the Company will pay all Registration Expenses incurred in connection with any such non-completed registration.

      (d) Selection of Underwriters. If the Requesting Holder intends to distribute the Registrable Securities covered by its Registration Request by means of an underwritten offering, the Requesting Holder will so advise the Company as a part of the Registration Request, and the Company will include such information in the notice sent by the Company to the other Holders with respect to such Registration Request. In such event, the Holders of a majority of the Registrable Securities being so registered will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld,

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conditioned or delayed. If the offering is underwritten, the right of any Holder to registration pursuant to this Section 1 will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise agreed by the Required Holders), and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. In connection with each underwritten Demand Registration, the Company shall cause there to be Full Cooperation.

      (e) Priority on Demand Registrations. The Company will not include in any underwritten registration pursuant to Section 1(a) any securities that are not Registrable Securities without the prior written consent of both Holders of a majority of the Registrable Securities included in such Registration Statement and the Requesting Holder. If the managing underwriter advises the Company that in its opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering, including the price at which the securities can be sold, the Company will include in such offering the maximum number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, including the price at which the securities can be sold, which securities will be so included in the following order of priority: (i) first, securities the Company proposes to sell, provided that the Company shall not be entitled to such first priority hereunder if such first priority has applied at any time during the 18 month period preceding the relevant Registration Request, in which case clause (iii) below shall apply to securities the Company proposes to sell; (ii) second, Registrable Securities, pro rata among the respective Holders thereof participating in such registration on the basis of the aggregate number of Registrable Securities owned by each such Holder on the date of such request or in such other manner as they may agree; and (iii) third, any other securities of the Company that have been requested to be so included. Notwithstanding the foregoing, no employee of the Company or any subsidiary thereof will be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration; provided, however, that this sentence shall not apply to any registration initiated by a Registration Request made by DS.

      (f) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any holder or prospective holder of any securities of the Company registration rights with respect to such securities which are senior to or otherwise conflict in any material respect with the rights granted pursuant to this Section

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1 without the prior written consent of either each of the Requesting Holders or of the Required Holders and, for such time as Trident owns at least 20% of the Registrable Securities it owns as of the date hereof, Trident; provided, that the foregoing shall not prevent the Company from granting additional demand or piggy back registration rights that are pari passu with the rights set forth in this Agreement, and any dilution of the registration rights herein resulting from any such pari passu rights shall not be deemed to conflict with the rights set forth herein.

      2. Piggyback Registrations.

      (a) Right to Piggyback. At any time after the date hereof, whenever the Company proposes to register Ordinary Shares (other than a registration pursuant to Section 1(a) (as a result of the piggyback registration rights related to such registration being set forth in Section 1(a)), a registration on Form S-4 or a registration relating solely to employee benefit plans), whether for its own account or for the account of one or more securityholders of the Company, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to all Holders of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the date of the Company's notice (a "Piggyback Registration"). Any Holder that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth (5th) day prior to the anticipated effective date of such Piggyback Registration. The Company may terminate or withdraw any registration initiated by it and covered by this Section 2 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration, and except for the obligation to pay Registration Expenses pursuant to Section 2(c) the Company will have no liability to any Holder in connection with such termination or withdrawal. A Piggyback Registration shall not be considered a Demand Registration for purposes of Section 1 of this Agreement.

      (b) Underwritten Registration. If the registration referred to in Section 2(a) is proposed to be underwritten, the Company will so advise the Holders as a part of the written notice given pursuant to Section 2(a). In such event, the right of any Holder to registration pursuant to this Section 2 will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting, and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

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      (c) Piggyback Registration Expenses. Except if expressly prohibited by applicable law, the Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final.

      (d) Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, including the price at which such securities can be sold, the Company will include in such registration the maximum number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, including the price at which such securities can be sold, which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities so requested to be included therein owned by each such Holder or in such other manner as they may agree, and (iii) third, other securities requested to be included in such registration. Notwithstanding the foregoing, any employee of the Company or any subsidiary thereof will not be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) will determine in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

      (e) Priority on Secondary Registrations. If a Piggyback Registration relates solely to an underwritten secondary registration on behalf of other holders of the Company's securities, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, including the price at which such securities can be sold, the Company will include in such registration the maximum number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, including the price at which such securities can be sold, which securities will be so included in the following order of priority: (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities and Registrable Securities on the basis of the number of securities so requested to be included therein owned by each such holder or in such other manner as they may agree, and (ii) second, other securities requested to be included in such registration. Notwithstanding the foregoing, any employee of the Company or any subsidiary thereof will not be entitled to participate, directly or indirectly, in any such registration to the

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extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) will determine in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

      (f) Other Registrations. If the Company files a Registration Statement with respect to Registrable Securities pursuant to Section 1 or Section 2, and if such registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor or similar forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least one hundred eighty (180) days have elapsed from the effective date of the effectiveness of such Registration Statement.

      3. Registration Procedures. Subject to Section 1(c), whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will, as expeditiously as possible:

            (a) prepare and (within forty five (45) days after the end of the period within which requests for registration may be given to the Company pursuant hereto) file with the SEC a Registration Statement with respect to such Registrable Securities, make all required filings with the National Association of Securities Dealers and thereafter use its reasonable best efforts to cause such Registration Statement to become effective; provided, that before filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to one firm of counsel selected by the Holders in accordance with Section 4(b) copies of all such documents proposed to be filed, which documents will be subject to review of such counsel at the Company's expense. Unless such counsel earlier informs the Company that it has no objections to the filing of such Registration Statement, amendment or supplement, the Company will not file such Registration Statement, amendment or supplement prior to the date that is five Business Days from the date that such counsel received such document. The Company will not file any Registration Statement or amendment or post-effective amendment or supplement to such Registration Statement to which such counsel will have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder. The Company shall not permit any person acting on behalf of the Company to use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with

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      any registration statement covering Registrable Securities, without the prior consent of the Holders named in such registration statement, such consent not to be unreasonably withheld or delayed;

            (b) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of either (i) not less than six (6) months or, if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of - counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the Holder or Holders thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holder or Holders thereof set forth in such Registration Statement;

            (c) furnish to each Holder of the Registrable Securities being sold such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, all exhibits and other documents filed therewith and such other documents as such Holder may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such Holder;

            (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

            (e) use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the

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      Company to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

            (f) immediately notify each Holder of such Registrable Securities being sold and any underwriter(s), at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event which will have the result that, the prospectus contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to such Holder and underwriter(s) a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

            (g) notify each Holder of any Registrable Securities being sold and covered by such Registration Statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for any of such purposes;

            (h) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the Nasdaq;

            (i) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

            (j) enter into such customary agreements (including underwriting agreements with customary provisions) and take all such other actions as the Requesting Holder, Holders of a majority of Registrable Securities included in such Registration Statement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a share split or a combination of shares);

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            (k) make available for inspection by any Holder of the Registrable
      Securities being sold, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, that each Holder will, and will use its commercially reasonable efforts to cause each such underwriter, accountant or other agent to enter into a customary confidentiality agreement in form and substance reasonably satisfactory to the Company; provided further, that such confidentiality agreement will not contain terms that would prohibit any such Person from complying with its obligations under applicable law or Nasdaq rules.

            (l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

            (m) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

            (n) enter into such agreements and take such other actions as the Holders of the Registrable Securities being sold or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for and participating in such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

            (o) obtain one or more comfort letters, addressed to the Holders of the Registrable Securities being sold (and, if such registration includes an underwritten public offering to the underwriters of such offering), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters;

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

            (p) provide legal opinions of the Company's outside counsel, addressed to the Holders of the Registrable Securities being sold (and, if such registration includes an underwritten public offering, to the underwriters of such offering), with respect to the Registration Statement and prospectus in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

            (q) furnish to any Holder of the Registrable Securities being sold such information and assistance as such Holder may reasonably request in connection with any "due diligence" effort which such Holder deem appropriate; and

            (r) use its reasonable best efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable to effect the registration of such Registrable Securities contemplated hereby.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law.

The Company represents and warrants that no Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (except that the Company makes no representation or warranty with respect to information relating to any Holder furnished in writing to the Company by or on behalf of the Holder specifically for inclusion therein).

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

      4. Registration Expenses.

      (a) Except as otherwise provided for herein, all expenses incidental to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees (including SEC registration and National Association of Securities Dealers filing fees), fees and expenses of compliance with

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securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, transfer agent's and registrar's fees, cost of distributing prospectuses in preliminary and final form, as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters and other Persons retained by the Company (all such expenses, "Registration Expenses"), will be borne by the Company. In addition, the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange or automatic quotation system on which similar securities issued by the Company are then listed (including the Nasdaq). Notwithstanding the foregoing, all Selling Expenses will be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

      (b) In connection with each registration pursuant to Section 1 and each Piggyback Registration, the Company will reimburse the Holders of the Registrable Securities covered by such registration or qualification for the reasonable fees and disbursements of one law firm, who will be chosen by the Holders of a majority of the Registrable Securities being so registered.

      5. Indemnification.

      (a) The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, each Holder, its affiliates and their respective officers, directors and partners and each Person who controls such Holder (within the meaning of the Securities Act) against, and pay and reimburse such holder, affiliate, director, officer or partner or controlling person for any losses, claims, damages, expenses, liabilities, joint or several, to which such holder or any such affiliate, director, officer or partner or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any "issuer free writing prospectus" (as defined in Securities Act Rule 433), (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of any rule or regulation promulgated under the Securities Act , the Exchange Act, the National Association of Securities Dealers or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse such Holder and each such affiliate, director, officer, partner and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Holder expressly for use therein or by such Holder's failure to deliver, to the extent required by law and except to the extent such failure results from a failure by the Company to comply with Section 3(f), a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company, if requested, will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to at least the same extent as provided above with respect to the indemnification of the Holders.

      (b) In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and will indemnify and hold harmless the Company, its directors and officers, each other Person who controls the Company (within the meaning of the Securities Act) and each underwriter (to the extent required by such underwriter) against any losses, claims, damages, expenses, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), joint or several, to which the Company or any such director or officer, any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, actions or proceedings arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein, and such Holder will reimburse the Company and each such director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, that the obligation to indemnify and hold harmless will be individual and several to each Holder and will be limited to the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

      (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its prior written consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder except to the extent that such indemnifying party is materially prejudiced as a result of such failure to give notice.

      (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

      (e) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 5(e) will be limited to an amount equal to the net proceeds to such Holder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, expense, liability or action or any substantially similar loss, claim, damage, expense, liability or action arising from the sale of such Registrable Securities).

      6. Participation in Underwritten Registrations.

      (a) No Holder may participate in any registration hereunder that is underwritten unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s); provided, that no Holder will be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) cooperates with the Company's reasonable requests in connection with such registration or qualification (it being understood that the Company's failure to perform its obligations hereunder, which failure is caused by such Holder's failure to cooperate, will not constitute a breach by the Company of this Agreement). Notwithstanding the foregoing, no Holder will be required to agree to any indemnification obligations on the part of such Holder that are materially greater than its obligations pursuant to Section 6(b).

      (b) Each Holder that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 3(f) above, such Holder will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Holder receives copies of a supplemented or amended prospectus as contemplated by such Section 3(f). In the event the Company gives any such notice, the applicable time period during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 6(b) to and including the date when each Holder of a Registrable Security being sold and covered by such Registration Statement will have received the copies of the supplemented or amended prospectus contemplated by Section 3(f).

      7. Rule 144 and 144A Reporting.

      (a) With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of restricted securities to the public without registration, the Company agrees to:

            (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, and

            (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements.

      (b) For purposes of facilitating sales pursuant to Rule 144A, so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, each Holder and any prospective purchaser of such Holder's securities will have the right to obtain from the Company, upon request of the Holder prior to the time of sale, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder or prospective purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration, including the Company's most recent quarterly balance sheet and profit and loss and retained earnings statements, and similar financial statements for the two preceding fiscal years (the financial statements to be audited to the extent reasonably available).

      (c) Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with the foregoing information requirements.

      8. Lock Up Agreements. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company's securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company's securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 90 days) beginning on the effective date of such registration as the Company and the underwriters may specify; provided, that nothing herein will prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound. The Company agrees to use its reasonable best efforts to work with the underwriters to limit any lock-up period under this Section 8 to the minimum number of days that the underwriters consider advisable.

      9. Term. This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the consent of the Required Holders and each of the Requesting Holders (but only if such Requesting

Holder, as the case may be, holds any Registrable Securities at such time) or, in each case, their respective successors in interest, (b) the date on which no Registrable Securities remain outstanding and (c) the dissolution, liquidation or winding up of the Company.

      10. Defined Terms. Capitalized terms when used in this Agreement have the following meanings:

      "Business Day" means any day, except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated to close.

      "Full Cooperation" means, in connection with any underwritten offering, where, in addition to the cooperation otherwise required by this Agreement, (a) members of senior management of the Company (including the chief executive officer and chief financial officer) reasonably cooperate with the underwriter(s) in connection therewith and make themselves reasonably available to participate in "road-shows" and other customary marketing activities in such locations (domestic and foreign) as reasonably recommended by the underwriter(s) (including one-on-one meetings with prospective purchasers of the Registrable Securities) and
      (b) the Company prepares preliminary and final prospectuses for use in connection therewith containing such additional information as reasonably requested by the underwriter(s) (in additional to the minimum amount of information required by law, rule or regulation).

      "Fully Marketed Underwritten Offering" means an underwritten offering in which there is Full Cooperation.

      "Holder" means any holder of outstanding Registrable Securities who is a party to this Agreement or to whom the benefits of this Agreement have been validly assigned.

      "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

      "Register," "registered" and "registration" refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

      "Registrable Securities" means (i) any Ordinary Shares issued pursuant to the Merger, (ii) any Ordinary Shares issued pursuant to the Recapitalization Agreement, (iii) any Ordinary Shares issued upon exercise, exchange or conversion of any options, restricted stock units or other rights to acquire Ordinary Shares that are issued in connection with the Merger or the Recapitalization Agreement, or (iv) any equity securities issued or issuable with respect to the securities referred to in the foregoing clauses (i) through (iii) by way of conversion, exercise or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering them or (y) they have been sold to the public through a broker, dealer or market maker pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion, exercise or exchange in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

      "Registration Expenses" has the meaning set forth in Section 4.

      "Registration Request" has the meaning set forth in Section 1(a).

      "Registration Statement" means the prospectus and other documents filed with the SEC to effect a registration under the Securities Act.

      "Required Holders" means Shareholders holding in the aggregate 50% or more of the outstanding Registrable Securities.

      "Rule 144" means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time, as in effect from time to time.

      "Rule 144A" means Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time, as in effect from time to time.

      "Selling Expenses" means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder.

      11. Miscellaneous.

      (a) No Inconsistent Agreements. Subject to Section 1(f), the Company will not hereafter enter into any agreement with respect to its securities that is more favorable or is inconsistent or conflicts with or violates the rights granted to the holders of Registrable Securities in this Agreement.

      (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration or qualification for sale by prospectus undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration or qualification (including, without limitation, effecting a share split or a combination of shares).

      (c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to equitable relief, including specific performance and injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

      (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Required Holders; provided, that in the event that such amendment or waiver would treat a Holder or group of Holders in a manner different from any other Holders, then such amendment or waiver will require the consent of such Holder or the Holders of a majority of the Registrable Securities of such group adversely treated.

      (e) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, that a Holder may not assign or otherwise transfer its rights or obligations under this Agreement to any other Person without the prior written consent of the Company.

      (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

      (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      (i) Governing Law. This Agreement and the rights and duties of the parties hereto hereunder shall be governed by and construed in accordance with laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction.

      Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereinafter have to the laying of the venue of any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12(l) shall be deemed effective service of process on such party.

      EACH OF THE PARTIES HERETO HERBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      (j) Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or advisable to carry out the provisions of this Agreement and the transactions contemplated hereby.

      (k) Organizational Documents. Notwithstanding anything to the contrary herein, all applicable provisions of the Company's Bye-Laws and Memorandum of Association (the "Organizational Documents") shall apply to this Agreement and any actions taken hereunder as if set forth herein, and any conflict between the Organizational

Documents and this Agreement shall be resolved in favor of the provisions of the Organizational Documents. The Company shall not amend or restate the Organizational Documents at any time in a manner that would conflict in any material respect with this Agreement, except to the extent required by applicable law. If any conflict between this Agreement and the Organizational Documents interferes in any material respect with the exercise of any Registration Request or other right or remedy hereunder, the Company shall use its reasonable best efforts to facilitate the exercise of such Registration Request or other right or remedy without conflict with the Organizational Documents.

      (l) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be to the Company and the Shareholders in the manner set forth in the Recapitalization Agreement at the addresses set forth in the Recapitalization Agreement and on the Schedule of Shareholders attached hereto (or at such other address or telecopy number as a party may designate to the other parties).

      (m) Entire Agreement. This Agreement together with the Organizational Documents contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

      (n) No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

               [Remainder of this page left intentionally blank.]

      IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

                                       CASTLEWOOD HOLDINGS LIMITED

                                       By: /s/ Richard J. Harris
                                           -------------------------------------
                                           Name: Richard J. Harris
                                           Title: Chief Financial Officer

                                       J. CHRISTOPHER FLOWERS

                                       /s/ J. Christopher Flowers
                                       -----------------------------------------

                                       John J. Oros

                                       /s/ John J. Oros
                                       -----------------------------------------

                                       Nimrod T. Frazer

                                       /s/ Nimrod T. Frazer
                                       -----------------------------------------

                                       TRIDENT II, L.P.

                                       By: Trident Capital II, L.P.
                                       Its sole general partner

                                       By: DW Trident GP, LLC, a general partner

                                       By: /s/ David Wermuth
                                           -------------------------------------
                                       Name: David Wermuth
                                       Title: Member

                                        MARSH & McLENNAN CAPITAL
                                        PROFESSIONALS FUND, L.P.

                                        By: Stone Point Capital LLC, as manager

                                        By: /s/ David Wermuth
                                            ------------------------------------
                                        Name: David Wermuth
                                        Title: Principal

                                        MARSH & McLENNAN EMPLOYEES'
                                        SECURITIES COMPANY, L.P.

                                        By: Marsh & McLennan GP I, Inc.
                                        Its sole general partner

                                        By: Stone Point Capital LLC, its
                                        attorney-in-fact

                                        By: /s/ David Wermuth
                                            ------------------------------------
                                        Name: David Wermuth
                                        Title: Member

                                        DOMINIC F. SILVESTER

                                        /s/ Dominic F. Silvester
                                        ----------------------------------------

                                        PAUL J. O'SHEA

                                        /s/ Paul J. O'Shea
                                        ----------------------------------------

                                        NICHOLAS A. PACKER

                                        /s/ Nicholas A. Packer
                                        ----------------------------------------

                                        T. WHIT ARMSTRONG

                                        /s/ T. Whit Armstrong
                                        ----------------------------------------

                                        T. WAYNE DAVIS

                                        /s/ T. Wayne Davis
                                        ----------------------------------------

                                        GREGORY L. CURL

                                        /s/ Gregory L. Curl
                                        ----------------------------------------

                                        PAUL J. COLLINS

                                        /s/ Paul J. Collins
                                        ----------------------------------------

                                        The COMMON SEAL of R&H TRUST
                                        CO. (BVI) LTD., as trustee of THE
                                        RIGHT TRUST was hereunto affixed
                                         in the presence of

                                        By: /s/ Edith Steel / Kenneth Morgan
                                            ------------------------------------
                                        Name: Edith Steel and Kenneth Morgan
                                        Title: Directors

                                        The COMMON SEAL of R&H TRUST CO.
                                        (NZ) LIMITED, as trustee of THE
                                        LEFT TRUST was hereunto affixed
                                         in the presence of

                                        By: /s/ BMR Smith
                                            ------------------------------------
                                        Name: BMR Smith
                                        Title: Director

                                        The COMMON SEAL of R&H
                                        TRUST CO. (BVI) LTD., as trustee
                                        of THE ELBOW TRUST was hereunto
                                        affixed in the presence of

                                        By: /s/ Edith Steel / Kenneth Morgan
                                            -----------------------------------
                                        Name: Edith Steel and Kenneth Morgan
                                        Title: Directors

                                        The COMMON SEAL of R&H
                                        TRUST CO. (BVI) LTD., as trustee of
                                        THE HOVE TRUST was hereunto affixed
                                        in the presence of

                                        By: /s/ Edith Steel / Kenneth Morgan
                                            -----------------------------------
                                        Name: Edith Steel and Kenneth Morgan
                                        Title: Directors

                                        STEVE ALDOUS

                                        /s/ Steve Aldous
                                        ----------------------------------------

                                        ANDY BROADBENT

                                        /s/ Andy Broadbent
                                        ----------------------------------------

                                        STEVE GIVEN

                                        /s/ Steve Given
                                        ----------------------------------------

                                        DAVID GRISLEY

                                        /s/ David Grisley
                                        ----------------------------------------

                                        DAVID HACKETT

                                        /s/ David Hackett
                                        ----------------------------------------

                                        RICHARD HARRIS

                                        /s/ Richard Harris
                                        ----------------------------------------

                                        TIM HOUSTON

                                        /s/ Tim Houston
                                        ----------------------------------------

                                        ADRIAN KIMBERLEY

                                        /s/ Adrian Kimberley
                                        ----------------------------------------

                                        STEVE NORRINGTON

                                        /s/ Steve Norrington
                                        ----------------------------------------

                                        DAVID ROCKE

                                        /s/ David Rocke
                                        ----------------------------------------

                                        DUNCAN SCOTT

                                        /s/ Duncan Scott
                                        ----------------------------------------

                                        ALAN TURNER

                                        /s/ Alan Turner
                                        ----------------------------------------

                                        KARL WALL

                                        /s/ Karl Wall
                                        ----------------------------------------

                                        DUNCAN McLAUGHLIN

                                        /s/ Duncan McLaughlin
                                        ----------------------------------------

                                        DEREK REID


                                        /s/ Derek Reid
                                        ----------------------------------------


                                        IAN BIRCH


                                        /s/ Ian Birch
                                        ----------------------------------------


                                        IAN MILLAR


                                        /s/ Ian Millar
                                        ----------------------------------------


                                        JAMES LINFORD


                                        /s/ James Linford
                                        ----------------------------------------


                                        JONATHAN ZISARUK


                                        /s/ Jonathan Zisaruk
                                        ----------------------------------------


                                        KENNY McMANUS


                                        /s/ Kenny McManus
                                        ----------------------------------------


                                        LEE BARSON


                                        /s/ Lee Barson
                                        ----------------------------------------

                                        ELIZABETH DASILVA


                                        /s/ Elizabeth Dasilva
                                        ----------------------------------------


                                        MARTIN WYNN


                                        /s/ Martin Wynn
                                        ----------------------------------------


                                        MICHAEL SMELLIE


                                        /s/ Michael Smellie
                                        ----------------------------------------


                                        NICOLAS SLATER


                                        /s/ Nicolas Slater
                                        ----------------------------------------


                                        NICK BRIGGS


                                        /s/ Nick Briggs
                                        ----------------------------------------


                                        ORLA GREGORY


                                        /s/ Orla Gregory
                                        ----------------------------------------


                                        C. PAUL THOMAS


                                        /s/ C. Paul Thomas
                                        ----------------------------------------

                                        PHIL HERNON


                                        /s/ Phil Hernon
                                        ----------------------------------------


                                        SIMON LOUGHNANE


                                        /s/ Simon Loughnane
                                        ----------------------------------------


                                        STEVE WESTERN


                                        /s/ Steve Western
                                        ----------------------------------------


                                        TOM NICHOLS


                                        /s/ Tom Nichols
                                        ----------------------------------------


                                        VIVEK JAIN


                                        /s/ Vivek Jain
                                        ----------------------------------------


                                        DARREN TRUMAN


                                        /s/ Darren Truman
                                        ----------------------------------------


                                        DAVID ATKINS


                                        /s/ David Atkins
                                        ----------------------------------------

                            Schedule of Shareholders

Name                                                 Address and Telecopy Number
----                                                 ---------------------------
J. Christopher Flowers

John J. Oros

Nimrod T. Frazer

T. Whit Armstrong

T. Wayne Davis

Gregory L. Curl

Paul J. Collins

Trident II, L.P.

Marsh & McLennan Capital
Professionals Fund, L.P.

Marsh & McLennan Employees' Securities
Company, L.P.

Dominic F. Silvester

R&H Trust Co. (BVI) Ltd., as trustee of
The Right Trust

R&H Trust Co. (NZ) Limited, as trustee of
The Left Trust

R&H Trust Co. (BVI) Ltd., as trustee of
The Elbow Trust

R&H Trust Co. (BVI) Ltd., as trustee of
The Hove Trust

Richard Harris

Adrian Kimberley

Andy Broadbent

Duncan Scott

Tim Houston

David Rocke

Alan Turner

David Grisley

David Hackett

Steve Aldous

Steve Given

Steve Norrington

Karl Wall

Duncan McLaughlin

Derek Reid

Ian Birch

Ian Millar

James Linford

Jonathan Zisaruk

Kenny McManus

Lee Barson

Elizabeth Dasilva

Martin Wynn

Michael Smellie

Nicolas Slater

Nick Briggs

Orla Gregory

C. Paul Thomas

Phil Hernon

Simon Loughnane

Steve Western

Tom Nichols

Vivek Jain

Darren Truman

David Atkins


                                        3